                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                                /s/ Stewart Bainum, Jr.
                                                -----------------------------
                                                Stewart Bainum, Jr.
                                                Chief Executive Officer and
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc.(the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                                /s/ Stewart Bainum
                                                ----------------------------
                                                Stewart Bainum
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                                /s/ Kennett L. Simmons
                                                ----------------------------
                                                Kennett L. Simmons
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of November, 1996.


                                                /s/ Regina E. Herzlinger
                                                ----------------------------
                                                Regina E. Herzlinger
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                                /s/ William H. Longfield
                                                -----------------------------
                                                William H. Longfield
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                                /s/ Frederick V. Malek
                                                -----------------------------
                                                Frederick V. Malek
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                                /s/ Jerry E. Robertson
                                                ----------------------------
                                                Jerry E. Robertson
                                                Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of November, 1996.


                                      /s/ Leigh C. Comas
                                      ----------------------------------------
                                      Leigh C. Comas
                                      Vice President and Treasurer (Principal
                                      Financial Officer)

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") delivered pursuant to the Company's Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of November, 1996.


                                                /s/ Margarita Schoendorfer
                                                -----------------------------
                                                Margarita Schoendorfer
                                                Vice President, Controller